UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2013

GREENESTONE HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5734 Yonge Street, Suite 300 North York, Ontario, Canada M2M 4E7
(Address of principal executive offices)

(416) 222-5501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Prepared By:

Sunny J. Barkats, Esq.

JSBarkats, PLLC

18 East 41st Street, 19th Floor

New York, NY 10017

P: (646) 502-7001

F: (646) 607-5544

www.JSBarkats.com

Item 8.01 Other Events.

On December 24, 2013, Greenestone Healthcare Corporation, a Colorado corporation (the “Company” or “Registrant”), closed on a private placement for 1,500,000 units, each unit priced at $0.085. The Investors (as defined in the Stock Purchase Agreement attached hereto as Exhibit 10.01 and 10.04) have closed on the first tranche on December 24, 2013 for an aggregate purchased price of $127,500 worth of Units. Additionallly the Registrant has agreed with the Investors for the sale of additional tranches of 500,000 Units up to 5,000,000 Units in aggregate, to be completed on or before January 16, 2014.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.01	Stock Purchase Agreement I
10.02	Form of Warrants I
10.03	Form of Warrant II
10.04	Stock Purchase Agreement II

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENESTONE HEALTHCARE CORPORATION

Date: December 27, 2013	By:	/s/Shawn Leon
Name: Shawn E. Leon
Title: Chief Executive Officer